UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2023

Martin Marietta Materials, Inc.

(Exact name of Registrant as Specified in Its Charter)

North Carolina	1-12744	56-1848578
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4123 Parklake Avenue
Raleigh, North Carolina		27612
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 919 781-4550

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	MLM	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Martin Marietta Materials, Inc. held its Annual Meeting of Shareholders on May 11, 2023. Of the 61,996,967 shares outstanding and entitled to vote, 57,058,150 shares were represented at the meeting, or a 92% quorum. The final results of voting for each matter submitted to a vote of shareholders at the meeting are as follows:

Proposal 1 – Election of Directors

Elected the following ten individuals to the Board of Directors to serve as directors for a term of one year until the Annual Meeting of Shareholders in 2024, and until their successors have been duly elected and qualified:

	Votes Cast For	Votes Against	Votes Abstained	Broker Non-Votes

Dorothy M. Ables	50,262,019	3,960,741	38,679	2,796,711

Sue W. Cole	51,109,685	3,118,478	33,276	2,796,711

Anthony R. Foxx	52,843,727	1,382,106	35,606	2,796,711

John J. Koraleski	51,640,486	2,586,351	34,602	2,796,711

C. Howard Nye	51,176,369	3,048,102	36,968	2,796,711

Laree E. Perez	51,297,859	2,929,486	34,094	2,796,711

Thomas H. Pike	52,733,010	1,494,067	34,362	2,796,711

Michael J. Quillen	52,094,964	2,131,655	34,820	2,796,711

Donald W. Slager	51,880,100	2,340,531	40,808	2,796,711

David C. Wajsgras	52,629,080	1,592,076	40,283	2,796,711

Proposal 2 – Ratification of Appointment of Independent Auditors

Ratified the selection of PricewaterhouseCoopers LLP as independent auditors for the year ending December 31, 2023. The voting results for this ratification were 56,796,833 shares voted for; 191,336 shares voted against; and 69,981 shares abstained from voting.

Proposal 3 — Advisory Vote on Compensation of Named Executive Officers

Approved, on an advisory basis, the overall compensation paid to the Corporation’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K in the Proxy Statement. The voting results for this approval were 39,881,508 shares voted for; 14,273,470 shares voted against; 106,461 shares abstained from voting; and there were 2,796,711 broker non-votes.

Proposal 4 — Advisory Vote on the Frequency of Executive Compensation Vote

Approved, on an advisory basis, shareholders have an advisory vote on executive compensation every one year. The voting results for this approval were 53,476,702 shares voted for every one year; 20,343 shares voted for every two years; 721,807 shares voted for every three years; 42,587 shares abstained from voting; and there were 2,796,711 broker non-votes. In accordance with the results of this vote, the Board of Directors determined to implement an annual advisory vote on executive compensation.

Proposal 5 — Shareholder Proposal Requesting the Establishment Within a Year of GHG Reduction Targets

An advisory vote on a shareholder proposal that Martin Marietta, within a year, issue near, medium and long-term science-based GHG reduction targets. The voting results were 17,131,415 shares voted for; 35,082,112 shares voted against; 2,047,912 shares abstained from voting; and there were 2,796,711 broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MARTIN MARIETTA MATERIALS, INC.

Date:	May 12, 2023	By:	/s/ Roselyn R. Bar
Roselyn R. Bar, Executive Vice President, General Counsel and Corporate Secretary